Tweedy, Browne Fund Inc.

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Supplement dated December 20, 2024

to

Statement of Additional Information (“SAI”) dated July 29, 2024

This supplement amends certain information in the SAI, dated July 29, 2024, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund, each a series of Tweedy, Browne Fund Inc. (the “Company”). Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

Retirement of Director

On December 10, 2024, John C. Hover II notified the Board that he was retiring as a director of the Company, effective immediately. All disclosure in the SAI inconsistent with the foregoing is hereby supplemented or deleted, as appropriate.

Appointment of the Chief Compliance Officer

Mr. Frederick C. Teufel Jr. was appointed to serve as the Chief Compliance Officer of the Company effective October 2, 2024.

Accordingly, the “OFFICERS WHO ARE NOT DIRECTORS” table in the “Management of the Company and the Funds” section on page 36 of the SAI is deleted and replaced in its entirety by the following:

OFFICERS WHO ARE NOT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years

Roger R. de Bree (1963) Treasurer	Since 2016	Managing Director (since 2020), Member of the Investment Committee (since 2013), Member of the Management Committee (since 2024), and Research Analyst (2000 to 2013), Tweedy, Browne Company LLC

Jason J. Minard (1969) Vice President	Since 2022	Managing Director (since 2021), Member of the Management Committee (since 2024), and Executive Vice President (2013 to 2020), Tweedy, Browne Company LLC

Patricia A. Rogers (1966) Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC

John D. Spears (1948) Vice President	Since 1993	Managing Director, Member of the Investment Committee and Member of the Management Committee, Tweedy, Browne Company LLC

Frederick C. Teufel, Jr. (1959) Chief Compliance Officer	Since 2024	Director, Vigilant Compliance, LLC (since 2020); Visiting Professor, Saint Joseph’s University (2015-2020)
[1]	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.

[2]	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TWB-Sup-Dec2024